Prospectus supplement	February 1, 2012

PUTNAM GLOBAL SECTOR FUND Prospectus dated February 28, 2011

The sub-section Your fund’s management in the section Fund summary and the section Who oversees and manages the fund? are supplemented to reflect that the fund’s portfolio managers are now Aaron Cooper, Jacquelyne Cavanaugh, Kelsey Chen, Timothy Codrington, Steven Curbow, Vivek Gandhi, George Gianarikas, David Morgan, John Morgan, Ferat Ongoren, Nathaniel Salter, Walter Scully, and Christopher Stevo.

Mr. Cooper, who is Director of Global Equity Research for Putnam Investment Management, LLC, joined the fund in July 2011. Before 2011, he was employed by Fidelity Investments as a Managing Director of Research (2007-2011), and previously as an Analyst (2003-2007).

Ms. Cavanaugh, who is an Analyst for Putnam Investment Management, LLC, joined the fund in February 2012. Before 2012, she was employed by Janus Capital Group as a Senior Equity Analyst (2005-2011).

Each of the other portfolio managers is currently an Analyst for Putnam Investment Management, LLC, except that Mr. David Morgan is an Analyst for Putnam Investments Limited and Mr. Salter is an Analyst for The Putnam Advisory Company, LLC. Additional information regarding the other portfolio managers, including their business experience during the past five years, is set forth in the prospectus.

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